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                                                                        EX-10.16



                                 March 30, 1999


APCOA/Standard Parking, Inc.
900 North Michigan Avenue
Suite 1600
Chicago, Illinois 60611

            RE: CREDIT AGREEMENT DATED AS OF MARCH 30, 1998, AS MODIFIED (THE "CREDIT AGREEMENT") AMONG APCOA/STANDARD PARKING, INC., FORMERLY KNOWN AS APCOA, INC., THE LENDERS PARTY THERETO AND THE FIRST NATIONAL BANK OF CHICAGO, AS AGENT

Ladies/Gentlemen:

         The Company has requested, and, subject to the terms and conditions hereof, the Company, the Lenders and the Agent have agreed, to the following clarifications to the Credit Agreement:

1. The restructuring charges taken in connection with the Standard Acquisition to the extent such charges do not exceed $18,500,00 for the Calculation Period ending December 31, 1998 and do not exceed $2,000,000 for the Calculation Period ending December 31, 1999 shall be deemed "consistent with the restructuring charges identified in the Pro Forma Financial Statements" for purposes of clause I(xii)(A) of the definition of Adjusted EBITDA contained in Section 1.1 of the Credit Agreement, provided that no other restructuring charges shall be deemed "consistent with the restructuring charges identified in the Pro Form Financial Statements" for purposes of clause I(xii)(A) of such definition of Adjusted EBITDA or for any other purpose without the prior written approval of the Required Lenders.

2. Section 5.2(q) of the Credit Agreement is restated, effective as of December 31, 1998, as follows: "(q) Net Capital Expenditures. Make, or permit any Subsidiary to make, Net Capital Expenditures that exceed in the aggregate for the Company and its Subsidiaries (a) $7,000,000 for the Calculation Period ending December 31, 1998, $7,000,000 for the Calculation period ending December 31, 1999 or $5,000,000 in any other fiscal year or
     (b) $8,000,000 in any consecutive two fiscal year period, the first of which shall commence after the fiscal year ending December 31, 1999, plus, in each case, the amount by which the allowed Net Capital Expenditures for the most recently ended fiscal year exceeded the actual Net Capital Expenditures for such fiscal year."

          The Company acknowledges and agrees that the agreement contained herein is limited as described above. Such limited agreement (a) shall not impact any other term, covenant or agreement of the Loan documents and (b) shall not be deemed to have prejudiced any present or future rights which the Agent or the lenders now have or may have under the Loan Documents.

          The effectiveness of this letter is subject to the satisfaction of each of the following: (a) the Company shall have signed this letter, (b) the Required Lenders shall have signed this letter and (c) the Company shall have paid to the Agent, for the benefit of the Lenders signing this letter agreement on or before 5:00 p.m., Detroit time, March 30, 1999, an amendment fee in an amount equal to 10 basis points on the amount of the commitment of each such Lender.
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          The Company represents, warrants and agrees with the Agent and the
Lenders that (a) after giving effect to the clarifications herein contained the representations and warranties contained Article IV of the Credit Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof, (b) after giving effect to the clarifications herein contained no Event of Default or Unmatured Event exists or has occurred and is continuing on the date hereof; (c) the Loan Documents are ratified and confirmed and shall remain in full force and effect and that it has no set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing; (d) after giving effect to the clarification contained in paragraph no. 1 above the Company is in compliance with the financial covenants contained in Sections 5.2(a), (b) and (c) of the Credit Agreement as of March 31, 1999 on a pro forma basis acceptable to the Agent and will deliver to the Agent a covenant compliance certificate to such effect on the date hereof; and (e) each of the Guarantors has reviewed and fully consented to the terms and provisions of this letter.

          All capitalized terms used but defined herein shall have the meanings ascribed thereto in the Credit Agreement. This letter may be executed in any number of counterparts.

                                        Very truly yours,



                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                        as a Lender and as Agent


                                        By: /s/ William J. McCaffrey
                                           ---------------------------------
                                        Its:/s/ First Vice President
                                            --------------------------------

                                        APCOA STANDARD PARKING, INC.



                                        By: /s/ Michael J. Celebrezze
                                           ---------------------------------
                                        Its:/s/ Treasurer
                                            --------------------------------


                                        LASALLE NATIONAL BANK


                                        By: /s/ Robert M. Swanson
                                           ---------------------------------
                                        Its:/s/ Senior Vice President
                                            --------------------------------


                                        UNION BANK OF CALIFORNIA


                                        By: /s/ Susan Babachi
                                           ---------------------------------
                                        Its:/s/ Vice President
                                            --------------------------------